Financial Assets At Fair Value Through Other Comprehensive Income	9 Months Ended
Sep. 30, 2019
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Financial Assets At Fair Value Through Other Comprehensive Income
8.	FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

	December 31, 2018	September 30, 2019
Non-current

Investments in equity instruments at fair value through other comprehensive income
Foreign unlisted ordinary shares	$187,244	$178,198

In July 2018, the Group acquired ordinary shares of DotBio Pte. Ltd., as detailed in Note 16 (under the heading of “Nanyang Technological University”), which were not held for trading. The management believes that to recognize short-term fluctuations in the investments’ fair value in profit or loss would not be consistent with the Group’s purpose of holding the investments. As a result, the Group elected to designate the investments in equity instruments as at fair value through other comprehensive income
.